                                  EXHIBIT 10.18

                                       IXC

                            MASTER SERVICE AGREEMENT

This Agreement for telecommunications services is made as of the date of last execution below (the "Effective Date") and entered into by and between IXC Carrier, Inc./ IXC Long Distance, Inc./ IXC Broadband Services, Inc. (generically "IXC"), a Nevada/Delaware corporation with its principal place of business at 5000 Plaza on the Lake, Suite 200, Austin, Texas 78746 ("Supplier"), and Universal Access, Inc., an Illinois corporation with its principal place of business at 1021 West Adams Street, Suite 101, Chicago, Illinois 60607 ("Customer").

WHEREAS, Customer desires to obtain telecommunications services as described below (the "Service") from Supplier, and Supplier is willing to provide the Service for the rates attached hereto.

NOW, THEREFORE, Customer and Supplier hereby mutually agree as follows:

CREDIT REQUIREMENTS: Deposit. Customer shall pay Supplier in advance a deposit equal to the monthly recurring charges plus installation for each circuit ordered with Supplier hereunder.

SERVICE, TERM AND RATES: Supplier agrees to provide and Customer agrees to purchase Service(s) indicated below. This agreement, including any terms and conditions, addenda, schedules, supplements or exhibits which are attached hereto and incorporated herein, constitutes the entire agreement (the "Agreement") by Supplier and Customer pertaining to the subject matter(s) hereof and supersedes all prior and contemporaneous agreements and understandings in connection herewith.

SERVICE TYPE:

            SWITCHED SERVICE:          BROADBAND SERVICE:
            -----------------          ------------------
            _______ Xclusive           ___________ ATM
            _______ Xnet               ___________ Frame Relay
            PRIVATE LINE SERVICE:      ___________ Network Management Services
              X       Digital          ___________ Training

            _________ Optical          CUSTOMER INTERFACE:

                                       ___________ Rack Space & Power
                                       ___________ Shelf Space
                                       ___________ Collocation

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date last written below.


IXC                                     UNIVERSAL ACCESS, INC.

BY: /s/ JOHN R. FLEMING                 BY: /s/ PATRICK C. SHUTT
-----------------------------------     ----------------------------------------

NAME: JOHN R. FLEMING                   NAME: PATRICK C. SHUTT


TITLE: EXECUTIVE VICE-PRESIDENT         TITLE: PRESIDENT
      -----------------------------           ----------------------------------

DATE: 11/6/97                           DATE: 10/27/97
     ------------------------------          -----------------------------------

FULL BUSINESS ADDRESS:                  FULL BUSINESS ADDRESS:
5000 PLAZA ON THE LAKE, SUITE 200       1021 WEST ADAMS STREET, SUITE 101
AUSTIN, TEXAS 78746-1050                CHICAGO, ILLINOIS 60607
TELEPHONE: 512-427-3700                 TELEPHONE: 312-706-7500
FACSIMILE: 512-328-7902                 FACSIMILE: 312-706-9006
                                        BILLING CONTACT: MARIA CAVAZOS

                                        TELEPHONE: 312-491-1700

        APPROVED AS TO FORM

            LEGAL DEPT.

                            MASTER SERVICE AGREEMENT
                               TERMS & CONDITIONS

1. CREDIT. All Services ordered hereunder are subject to credit approval. Customer shall complete a credit application form attached hereto as Exhibit A.

2. PROVISION OF BALANCE SHEET. Prior to commencement of Service, Customer shall provide Supplier with financial statements including a consolidated balance sheet of Customer as of the end of the most recent quarter and consolidated statements of income and retained earnings of such quarter and the fiscal year to date through such quarter, all in reasonable detail and certified by Customer's chief financial officer as having been prepared in accordance with generally accepted accounting principles, consistently applied. Customer shall provide updated financial statements as reasonably requested by Supplier.

3.      PAYMENT TERMS. Invoices for Service are due and payable within thirty
        (30) days of the date of invoice (unless otherwise indicated in the Credit Requirements section of the Master Service Agreement), without demand or set off by Customer. Payments not received within thirty (30) days of the date of invoice are considered past due. In addition to Supplier undertaking any of the actions set forth in this Agreement, if any invoice is not paid when due: (i) a late charge shall accrue equal to 1-1/2% (or the maximum legal rate, if less) of the unpaid balance per month; (ii) Supplier may require a Security Deposit or other forms of security acceptable to Supplier; and/or (iii) Supplier may take any action in connection with any other right or remedy Supplier may have under this Agreement in law or in equity.

4. BILLING DISPUTES. If Customer in good faith disputes any portion of any Supplier invoice, Customer shall submit to Supplier, within 30 days following the date of the invoice, full payment of the undisputed portion of the invoice and written documentation identifying and substantiating the disputed amount. If Customer does not report a dispute within the 30 day period, Customer shall have waived its dispute rights for that invoice. Supplier and Customer agree to use their respective best efforts to resolve any dispute within fifteen (15) days after Supplier receives written notice of the dispute from Customer. Any disputed amounts resolved in favor of Customer shall be credited to Customer's account on the next invoice following resolution of the dispute. Any disputed amounts determined to be payable to Supplier shall be due within ten (10) days of the resolution of the dispute.

        Any dispute arising out of or relating to this Agreement which has not been resolved by the good faith efforts of the parties will be settled by binding arbitration conducted expeditiously in accordance with
        Section 16.

5. ADDITIONAL ASSURANCES. If at any time during the term of this Agreement there is a material and adverse change in Customer's financial condition or business prospects, which shall be determined by Supplier in its sole and absolute discretion, then Supplier may demand that Customer deposit with Supplier a security deposit (the "Security Deposit"), pursuant to Supplier's standard terms and conditions, as security for the full and faithful performance of Customer of the terms, conditions and covenants of this Agreement; provided, however, that in no event shall the amount of the Security Deposit ever exceed two months' estimated Usage Charges and other amounts payable by Customer to Supplier hereunder.

6. SUBJECT TO LAWS. Customer hereby represents and warrants that it is certified to do business in all jurisdictions in which it conducts business and is in good standing in all such jurisdictions. Customer further represents and warrants that it is certified by the proper regulatory agencies to provide interstate, intrastate and international long distance services to End-Users in those jurisdictions where such services are to be provided by Customer. Customer shall keep current during the term of this Agreement, copies of its Certificates of Public Convenience and Necessity or similar documents certifying Customer's interstate, intrastate, or international operating authority in any local, state, or federal jurisdiction (collectively, "Service Compliance Certificates") and furnish copies thereof to Supplier within ten days of written request by Supplier. Supplier reserves the right to refuse or withhold Service in any jurisdiction in which Customer's Service Compliance Certificate has not been furnished to Supplier in a timely manner. Customer shall defend and indemnify Supplier from any losses, expenses, demands and claims in connection with Customer's failure to provide Supplier with such Service Compliance Certificates. Such indemnification includes costs and expenses (including reasonable attorney's fees) incurred by Supplier in settling, defending or appealing any claims or actions brought against it relating to Customer's failure to provide such Service Compliance Certificates.

7. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the validity and performance hereof, shall be governed by the laws of the State of Texas without regard to its principles of choice of law.

8. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given as of the date of delivery, facsimile transmission or mailing, and if mailed, first class postage prepaid, certified or registered mail, return receipt requested to the following persons, unless contrary instructions are given by the parties in writing:

        If to Supplier: IXC
                        5000 Plaza on the Lake, Suite 200
                        Austin, Texas 78746
                        Attention: Contract Administration

        If to Customer: Universal Access, Inc.
                        1021 West Adams Street, Suite 101
                        Chicago, Illinois 60607

9. WAIVER OF BREACH OR VIOLATION NOT DEEMED CONTINUING. The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

10. BANKRUPTCY. In the event of the bankruptcy or insolvency of either party hereto or if either party hereto shall make an assignment for the benefit of creditors or take advantage of any act or law for relief of debtors, the other party to this Agreement shall have the right to terminate this Agreement without further obligation or liability on its part.

11. BUSINESS RELATIONSHIP. This Agreement shall not create any agency, employment, joint venture, partnership, representation, or fiduciary relationship between the parties. Neither party shall have the authority to, nor shall any party attempt to, create any obligation on behalf of the other party.

12.     INDEMNITY.

        A. Each party shall indemnify, defend, release and hold harmless the other party and all of its officers, agents, directors, shareholders, subcontractors, subsidiaries, employees and other affiliates (collectively "Affiliates") from and against any action, claim, court cost, damage, demand, expense, liability, loss, penalty, proceeding or suit, (collectively, together with related attorneys' fees; including costs and disbursements, "Claims") imposed upon either party by reason of damages to property or injuries, including death, as a result of an intentional or a negligent act or omission on the part of the indemnifying party or any of its Affiliates in connection with: (i) the performance of this Agreement; or (ii) other activities relating to the property or facilities which are the subject of this Agreement, whether or not the Claims result from a sole negligent act or omission on the part of the indemnifying party, whether the Claims result from the concurrent negligent act or omission on the part of both parties, or whether the Claims result from the negligent act or omission of the indemnifying party and some other third party. In the event a Claim relates to the negligence of both parties, the relative burden of the Claim shall be attributed equitably between the parties in accordance with the principles of comparative negligence.

        B. In the event any action shall be brought against the indemnified party, such party shall immediately notify the indemnifying party in writing, and the indemnifying party, upon the request of the indemnified party, shall assume the defense thereof on behalf of the indemnified party and its Affiliates and shall pay all expenses and satisfy all judgments which may be incurred by or rendered against the indemnified party or its Affiliates in connection therewith, provided that the indemnified party shall not be liable for any settlement of any such action effected without its written consent.

        C. Notwithstanding the termination of this Agreement for any reason, this Section 12 shall survive such termination.

13. INSURANCE. Throughout the term of this Agreement and any extension thereof, each party shall maintain and, upon written request, shall provide to the other proof of adequate liability insurance:

        (i) Worker's compensation insurance up to the amount of the statutory limit in the state or states where work is to be performed;

        (ii) Employer's liability insurance with a limit of not less than $200,000 per claim with an all-states endorsement;

        (iii) Comprehensive general liability insurance with a limit of not less than $1,000,000 per occurrence for bodily injury liability and property damage liability, including coverage extensions for blanket contractual liability, personal injury liability and products and completed operations liability; and

        (iv) Comprehensive Auto Liability insurance with a limit of not less than $1,000,000 per accident for Bodily Injury Liability and Property Damage Liability arising out of the ownership, maintenance or use of any vehicle in the performance of this Agreement.

14. AUTHORIZED USE OF SUPPLIER NAME. Without Supplier's prior written consent, Customer shall not: (i) refer to itself as an authorized representative of Supplier in promotional, advertising or other materials; or (ii) use Supplier's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising or other materials or in any activity using or displaying Supplier's name or the Services to be provided by Supplier. Customer agrees to change or correct, at Customer's expense, any such material or activity which Supplier, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable in relation to using or marketing Supplier's services. Customer is explicitly authorized to only use the following statements in its sales literature: (i) "Customer utilizes the Supplier's network"; (ii) "Customer utilizes Supplier's facilities";
        (iii) "Supplier provides only the network facilities"; and (iv) "Supplier is our network services provider".

15. ASSIGNMENT. Neither party hereto may assign this Agreement without the express written consent of the other party hereto, which consent shall not be unreasonably withheld. Notwithstanding the foregoing: (i) a security interest in this Agreement may be granted by Supplier to any lender to secure borrowings by Supplier or any of its affiliates; (ii) Supplier may assign all its rights and obligations hereunder to any Affiliate; and (iii) any subsidiary of Supplier may assign any amounts due from Customer under any Supplement to Supplier for billing purposes.

16. BINDING ARBITRATION. The parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement promptly through discussions between themselves at the operational level. In the event a resolution cannot be reached, such controversy or claim shall be negotiated between appointed counsel or senior executives of the parties who have authority to settle the controversy.

        The disputing party shall give the other party written notice of the dispute. If the parties fail to resolve such controversy or claim within thirty days of the disputing party's notice, either party may seek arbitration as set forth below.

        Any controversy or claim arising out of or relating to this Agreement, or a breach of this Agreement, shall be finally settled by arbitration in Austin, Texas and shall be resolved under the laws of the State of Texas. The arbitration shall be conducted before a single arbitrator in accordance with the commercial rules and practices of the American Arbitration Association then in effect.

        The arbitrator shall have the power to order specific performance if requested. Any award, order, or judgment pursuant to such arbitration shall be deemed final and binding and may be enforced in any court of competent jurisdiction. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. All such arbitration proceedings shall be conducted on a confidential basis. The arbitrator may, as part of the arbitration award, permit the substantially prevailing party to recover all or part of its attorney's fees and other out-of-pocket costs incurred in connection with such arbitration. Customer may, at its option, continue to accept what it considers to be below-standard Services and pay the charges hereunder relating thereto during such pendency of such arbitration, without prejudice thereto.

17. LEGAL CONSTRUCTION. In the event one or more of the provisions contained in this Agreement shall, for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

18. NO PERSONAL LIABILITY. Each action or claim of any party arising under or relating to this Agreement shall be made only against the other party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer or director of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations of this Section.

19. NOTICE OF BREACH OF AGREEMENT. To be effective, written notice of any material breach (except Payment Default) must prominently contain the following sentences in capital letters: "THIS IS FORMAL NOTICE OF A BREACH OF CONTRACT. FAILURE TO CURE SUCH BREACH WILL HAVE SIGNIFICANT LEGAL CONSEQUENCES."

20. LIMITATION OF LIABILITY. Supplier's liability arising out of delays in restoration of the Services to be provided under this Agreement or out of mistakes, accidents, omissions, interruptions, or errors or defects in transmission in the provision of Services or any other telecommunications services, shall be subject to the limitations set forth above and in the applicable Tariff. IN NO EVENT SHALL SUPPLIER BE LIABLE TO CUSTOMER OR ANY OF THE CUSTOMER'S OWN CUSTOMERS OR ANY OTHER THIRD PARTY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE, OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, OR DEFECTS IN TRANSMISSION, OR DELAYS, INCLUDING THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OBLIGATIONS OF SUPPLIER PURSUANT TO THIS AGREEMENT; AND IN NO EVENT SHALL SUPPLIER BE LIABLE AT ANY TIME FOR ANY AMOUNT IN EXCESS OF THE AGGREGATE AMOUNT IT HAS PRIOR TO SUCH TIME COLLECTED FROM CUSTOMER WITH RESPECT TO SERVICES DELIVERED HEREUNDER. SUPPLIER MAKES NO WARRANTY TO CUSTOMER OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY SUPPLIER ARE HEREBY EXCLUDED AND DISCLAIMED. For purposes of this Section, the term "Supplier" shall be deemed to include Supplier, its shareholders, directors, officers and employees, and any person or entity assisting Supplier in its performance pursuant to this Agreement.

21. SYSTEM MAINTENANCE. In the event Supplier determines to interrupt Services for the performance of routine system maintenance, Supplier will use reasonable efforts to notify Customer prior to the interruption and to conduct such maintenance during non-peak hours. In no event shall interruption for system maintenance constitute a Failure of Performance by Supplier.

22. MAINTENANCE & TROUBLE REPORTING. Supplier's standard fees for Customer maintenance support services are as follows:

        Maintenance services shall be defined as all work performed by Supplier on equipment provided by or on behalf of the Customer, or supervision of the Customer's work within Supplier's terminal facilities. Maintenance Service charges are not billed for troubles found within that portion of a circuit provided by Supplier. The following billing rates apply for these services:

        A. $75 per hour (4 hour minimum-if dispatch is required) Monday through Friday during the business hours of 8:00 a.m. - 5:00 p.m. local time, exclusive of the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day after Thanksgiving and Christmas Day.

        B. $95 per hour (4 hour minimum) for overtime work done after business hours (defined above) and/or on holidays (defined above) and/or all day on Saturdays and Sundays.

        C. As requests for maintenance services are typically made via telephone, Supplier must be advised in writing as to the person(s) who are authorized to request service. It is the Customer's responsibility to keep Supplier apprised of any changes to its list of representative(s).

        D. To request technical assistance and help under the maintenance services, a call must be made to Supplier's Network Control Center at 1-800-526-2488. This number should be used for Supplier technical assistance, troubleshooting or testing of circuits, not for service impairment or outages. The person calling in must be on the authorized list in order to commit for charges for this technical assistance. If that person is not on the list, the request cannot be accommodated.

        The Network Control Center personnel will take the call, record the caller's name and phone number along with facts concerning the assistance and support needed. The caller will then be given the number of the "Assistance Ticket." Upon completion of work, this "Assistance Ticket" will be given to Supplier's Accounting Department, and the Customer will subsequently be billed based upon the information on that ticket. A copy will be attached to the invoice.

        Except for emergencies, Supplier's technicians cannot be dispatched unless requests are made in accordance with the above call-out procedure.

23. SUBJECT TO LAWS. This Agreement is subject to, and Customer agrees to comply with, all applicable federal, state and local laws, and regulations, rulings and orders of governmental agencies, including, but not limited to, the Communications Act of 1934, the Telecommunications Act of 1996, the Rules and Regulations of the Federal Communications Commission ("FCC") and state public utility or service commissions ("PSC"), tariffs and the obtaining and continuance of any required certification, permit, license, approval or authorization of the FCC and PSC or any governmental body, including, but not limited to regulations applying to feature group termination and Letter of Agencies ("LOAs").

24. FCC PERMITS, AUTHORIZATION AND FILINGS. Supplier shall take all necessary and appropriate steps, as soon as possible, to procure from the FCC the necessary authorizations, if any, to deliver Services hereunder to Customer and whatever approvals are necessary from any other federal or state agency. In the event that Supplier cannot obtain all necessary federal, state or local authority to provide Services hereunder, Supplier shall promptly give written notice thereof to Customer, and such notice shall constitute termination without liability of either party hereto of all obligations hereunder.

25. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and when taken together shall constitute one document.

26. CONFIDENTIAL INFORMATION AND NONSOLICITATION. "Confidential Information" shall mean all information disclosed in writing by one party to the other party which is clearly marked "CONFIDENTIAL" by the disclosing party at the time of disclosure. "Confidential Information" shall also include certain oral information disclosed by one party to the other party, provided that the disclosing party designates such information as confidential at the time of disclosure and gives recipient a written summary of such information within five business days after the oral disclosure was made. Notwithstanding the foregoing, all information concerning the traffic volume/distribution of Supplier, pricing rates, and customer lists is hereby deemed to be Confidential Information regardless of whether it is so identified. The term "Confidential Information" does not include any information which: (i) was already known by the receiving party free of any obligation to keep it confidential at the time of its disclosure by the disclosing party, (ii) becomes publicly known through no wrongful act of the receiving party,
        (iii) is rightfully received from a third person without knowledge of any confidentiality obligation, (iv) is independently acquired or developed without violating any of the obligations under this Agreement,
        (v) is disclosed to a third person by the disclosing party without similar confidentiality restrictions on such third persons rights, or
        (vi) is approved for release by written authorization of the disclosing party.

        Further, the recipient may disclose Confidential Information pursuant to any judicial or governmental request, requirement or order. The recipient, however, shall take reasonable steps to give the disclosing party sufficient prior notice to contest such request, requirement or order. Confidential Information shall remain the property of the disclosing party, and shall be returned to the disclosing party or destroyed upon request of the disclosing party. Supplier may make such Confidential Information available to its lenders.

        Accordingly, in the event of a breach or threatened breach of the foregoing provisions, Supplier shall be entitled to an injunction or restraining order, in addition to such other rights or remedies as may be available under this Agreement, at law or in equity, including but not limited to money damages.

27. FORCE MAJEURE. Supplier shall not be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, cable cut, storm or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority; national emergencies; insurrections; riots; wars; or strikes, lock outs, work stoppages or other labor difficulties.

28. SURVIVAL. The covenants and agreements of Customer contained in this Agreement with respect to payment of amounts due, confidentiality and indemnification shall survive any termination of this Agreement. The rights and obligations under this Agreement shall survive any merger or sale of either party and shall be binding upon the successors and permitted assigns of each party.

29. REGULATORY. Customer is responsible for payment of, or reimbursement to Supplier for, Universal Service Fund and Lifeline Assistance Charges (Presubscribed line charges) set forth in the National Exchange Carrier Association (NECA) Tariff FCC #5, sections 8.5., 8.5.2 and 17.1.4 (A) &
        (B), as the same may be amended from time to time, or any successor tariffs or sections, with respect to any Customer ANI's subscribed to Supplier. In addition, with respect to the Services, Customer is responsible for payment of, or reimbursement to Supplier for: (i) telecommunication relay service charges required by the Americans with Disabilities Act or otherwise (both federal and state); (ii) interexchange carrier fees payable to the FCC under the Omnibus Budget Reconciliation Act of 1993 or otherwise; and (iii) universal service fund charges, intraLATA compensation charges and other federal or state fees or charges imposed on Supplier. Supplier will furnish, at Customer's request, documentation to support the fees or charges payable by Customer to Supplier pursuant to this Section 29.

        Customer shall furnish to Supplier valid and appropriate tax exemption certificates for all applicable jurisdictions (federal, state and local) in which it performs customer billing. Customer is responsible for properly charging tax to its subscribers and for the proper and timely reporting and payment of applicable taxes to the taxing authorities and shall defend and indemnify Supplier from payment and reporting of all applicable federal, state and local taxes, including, but not limited to, gross receipts taxes, surcharges, franchise fees, occupational, excise and other taxes (and penalties and interest thereon), relating to the Services. Such indemnification includes costs and expenses (including reasonable attorney's fees) incurred by Supplier in settling, defending or appealing any claims or actions brought against it relating to said taxes. If Customer fails to provide and maintain the required certificates, Supplier may charge Customer and Customer shall pay such applicable taxes.

        The amounts payable by Customer under this Agreement do not include any state or local sales or use taxes, or utility taxes, however designated, which may be levied on the goods and services provided by Supplier hereunder. With respect to such taxes, if applicable, Customer shall furnish Supplier with an appropriate exemption certificate or pay to Supplier, upon timely presentation of invoices therefore, such amounts thereof as Supplier may be by law required to collect or pay. Any and all other taxes, including but not limited to franchise, net or gross income, license, occupation, and real or personal property taxes, shall be timely paid by Supplier. Customer shall pay to Supplier any such taxes that Supplier may be required to collect or pay.

30. OBLIGATIONS SEVERAL AND NOT JOINT. Each party shall be responsible only for its own performance under the Agreement (including any attachments, exhibits, schedules or addenda) and not for that of any other party.

31. AMENDMENTS. This Agreement may only be modified or supplemented by an instrument in writing executed by each party.

                         PRIVATE LINE SERVICE SUPPLEMENT
                                 DIGITAL SERVICE

1. SCOPE AND RATES. Supplier shall use its best efforts (considering the needs of its other customers) to provide Service for which a Purchase Order has been accepted. A form of Purchase Order is attached hereto as Exhibit A. The rates for Service are set forth in Exhibit D, unless otherwise specified in the applicable Purchase Order. Such rates are valid for the term of this Agreement. Supplier may thereafter change such rates, but not for any Circuit then in service. Customer may also order the services listed in Exhibit B, subject to availability.

2. TERM. The Agreement is for a term of three (3) years commencing on the Effective Date and shall continue through the end of the Circuit Lease Term which is last to expire. If Service continues after such Circuit Lease Term, the applicable rates will be equal to 120% of the rates hereunder and Service may be terminated by either party upon 30 days' notice.

3. INVOICE. Customer will be invoiced monthly for: (i) the monthly lease rate (prorated for any partial month) for each Available Circuit; and
        (ii) the charges for other services received. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month.

4. TERMINATION. Customer may terminate any Circuit upon 90 days' notice; provided that if termination occurs: (i) prior to the Activation Date, Customer shall reimburse Supplier for all costs of the implementation of such Circuit; or (ii) on or after such date Customer shall pay: (A) all charges for Service previously rendered; and (B) the amount due through the end of the applicable Circuit Lease Term (Supplier shall try to re-lease such Circuit for such term, refunding to Customer the amount so collected, if any). If Supplier: (i) fails to provide Service within six months of the Requested Service Date; or (ii) fails to cure a material breach hereof within 45 days of notice from Customer, Customer may, as its only remedy, terminate the affected Circuit.

5. OUTAGE CREDITS. Supplier shall give Customer a credit in accordance with its then-current outage policy for periods in which any Circuit loses continuity and fails to comply with applicable specifications. Such credit shall be Customer's sole remedy with respect to such an event; provided, however, that no such credits shall be allowed and Supplier shall not be liable for any Service defect from causes outside its control, including accidents, cable cuts, fires, floods, emergencies, government regulation, wars, or acts of God. SUPPLIER DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES RELATING TO SERVICE, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. CUSTOMER HAS NOT RELIED ON ANY REPRESENTATION NOT SET FORTH HEREIN. CUSTOMER SHALL INDEMNIFY SUPPLIER FROM ANY CLAIMS MADE BY ANY CUSTOMER OF CUSTOMER.

6. DEFINITIONS. For purposes hereof: "Available" means all necessary Supplier equipment for a Circuit has been installed. "Activation Date" means the date a Circuit is first made Available to Customer. "Circuit" means a DS-O, DS-1 or a DS-3. "Circuit Lease Term" means the term of a Circuit specified in the applicable Purchase Order. "Circuit Mileage" means the length of a Circuit specified in the applicable Purchase Order. "DS-0" means a circuit complying with TR-TSY-000333 "Switched and Special Access Services - Transmission Parameter Limits and Interface Combinations" Issue 1, July 1990. "DS-1" means a circuit complying with AT&T Tech. Ref. Pub. 62411, December 1990,with Addendum 1, March 1991, and Bellcore TR-NWT-000499, Issue 5, December 1993. "DS-3" means a circuit meeting the specifications set forth in AT&T Technical Reference Pub. 54014 Addendum 1, November 1992 and Bellcore TR-NWT-000499, Issue 5, December 1993. "Purchase Order" means any Customer purchase order accepted by Supplier. "Requested Service Date" means the date Service on a Circuit is requested to commence specified in the applicable Purchase Order. "Service" means transmission service provided between North American DSX standard cross-connect panels located in Supplier's terminal locations.

                                    EXHIBIT A

Req'st Svc Date:________          IXC - PRIVATE LINE           OFFICE USE ONLY
Accepted Earlier Activation:  MARKET SERVICE ORDER (MSO)     MSO #______________

Y______N_______

CKT ID:_____________                                    RELATED MSO:____________

              PURCHASE ORDER FORM FOR CUSTOMER ORDER NO:__________

Pursuant to the MASTER SERVICE AGREEMENT by and between IXC as Supplier and __________________________ as Customer, dated______________, 19___, Customer orders and Supplier shall provide the following Digital Transmission Service:

                                                       QTY         RATE       TERM     MILES
New     ________      Renew      __________
Cancel  ________      Disconnect __________        DS-3   _____    _____      _____    _____
Change  ________      Expedite   Y____ N___        DS-1   _____    _____      _____    _____
On Net  ________      Off Net    __________        DS0    _____    _____      _____    _____
Protocol________      Reconfigure__________        CIF    _____    _____      _____    _____
Other   ________________________________           Other  _____    _____      _____    _____

Customer Contact:____________________              Phone #: ________________       Fax # _______________
Technical Contact____________________              Phone #: ________________       Fax # _______________
CITY LOCATION A: ____________________              CITY LOCATION B:_________________________________

Special____________       Switched____________     Special________________      Switched________________
Bypass Y_____N_____       Owner   ____________     Bypass Y_______N_______      Owner   ________________

LESSOR TO PROVIDE            CFA: Y_____N_____     LESSOR TO PROVIDE:        CFA: Y_____N_____
LOA: Y_____N_____            ASR: Y_____N_____     LOA: Y_____N_____         ASR: Y_____N_____

CUSTOMER (LESSEE) TO PROVIDE:                      CUSTOMER (LESSEE) TO PROVIDE:
LOA: Y___N___ Coordinated Convert Y___N___         LOA: Y___N___ Coordinated Convert Y___N____
CIF Arrangement Y___N___ CIF Attach Y___N___       CIF Arrangement Y___N___ CIF Attach ___N___
Special Instructions________________________       Special Instructions_________________________


--------------------------------------------------------------------------------
MONTHLY LEASE RATE:                     NON RECURRING CHARGES:
Monthly IXC Change: $__________         Installation $__________ ASR:     $_____
Eqpt. Lease Charge: $__________         Installation $__________ Reconfig $_____
Echo Canceller:     $__________         Installation $__________ Expedite $_____
CIF Racks:          $__________         Installation $__________
CIF Power:          $__________         Installation $__________
Other               $__________         Installation $__________
TOTAL:              $__________         TOTAL OF NON RECURRING CHARGES:   $_____

Notwithstanding anything in the Master Service Agreement to the contrary, (1) a security interest in this Agreement may be granted by Supplier to a Lender (2) Supplier may from time to time assign all its rights and obligations hereunder with respect any Circuits to any Affiliate. Upon such assignment herein this Agreement shall be deemed to be multiple agreements, each upon the terms and conditions set forth herein by and between Customer and such affiliate with respect to such circuit between Supplier and Customer with respect to the circuit not so assigned.

IN WITNESS WHEREOF, the parties have executed this PURCHASE ORDER on the _____day of_____ 19______

------------------------------------    ---------------------------------------
SUPPLIER APPROVAL/TITLE                 CUSTOMER AUTHORIZED REPRESENTATIVE/
(Service Provider)                      TITLE (CUSTOMER)

        PLEASE FAX THIS DOCUMENT TO CUSTOMER SERVICE FAX # (512) 433-7810 FOR OFFICE USE ONLY VERSION 3.0 10/2/97



                          PRIVATE LINE EXHIBIT - PAGE 1

EXHIBIT B - PRIVATE LINE SERVICE ANCILLARY PRICING

NON-RECURRING CHARGES                              DS-0          DS-1           DS-3
---------------------                              ----          ----           ----
New Order Installation                             [***]         [***]          [***]
Order Change                                                     [***]          [***]
Order Cancellation (prior to activation)           [***]         [***]          [***]
ASR (new or disconnect) Special Access                           [***]          [***]
ASR Supplement                                                   [***]          [***]
Order Expedite                                     [***]         [***]          [***]
Reconfiguration                                    [***]         [***]          [***]
DACS Charge (switching only)                       [***]
DACS Port Charge (Bell access to DACS)             [***]
DS-1 DACS Port                                     [***]


OTHER CHARGES                                                           MONTHLY RECURRING     NON-RECURRING
-------------                                                           -----------------     -------------
Cross-Connect Charge (Other Interexchange carrier, local
access or customer interconnect/collocation facility to
Supplier local access or bypass facility within the same
Supplier POP):

               DS-1                                                           [***]               [***]
               DS-3                                                           [***]               [***]
               OC-3*                                                          [***]               [***]
               OC-12*                                                         [***]               [***]
               OC-48*                                                         [***]               [***]

Interconnect Charge (Supplier POP to Supplier POP in the same city or local area using Supplier owned or leased transmission systems, with no Supplier long haul attached at either Supplier POP):

               DS-1                                                           [***]               [***]
               DS-3                                                           [***]               [***]
               OC-3*                                                          [***]               [***]
               OC-12*                                                         [***]               [***]
               OC-48*                                                         [***]               [***]

M1/3 -  1 Year Term                                                           [***]
        2 Year Term                                                           [***]
        3 Year Term                                                           [***]

Echo Canceller (per circuit end)                                              [***]               [***]
Second End Loop (Ex: for ADPCM)                                               [***]               [***]

Rack Space                                                                    I.C.B - Subject to Availability
Shelf Space                                                                   [***]/ea/mo.             I.C.B.
DC Power                                                         [***]/amp/mo (5 amp minimum; 5 amp increments)

NOTES:

1. ALL CHARGES INCURRED BY SUPPLIER ON CUSTOMER'S BEHALF FROM ANY LOCAL EXCHANGE CARRIER, COMPETITIVE ACCESS PROVIDER OR COMPETITIVE LOCAL EXCHANGE CARRIER WILL BE DIRECTLY PASSED ON TO THE CUSTOMER.

2. SERVICES NOT DESCRIBED ABOVE WILL BE CONSIDERED SPECIAL HANDLING AND CHARGES WILL BE ASSESSED ON AN INDIVIDUAL CASE BASIS (ICB).

3.      ALL OF THE ABOVE CHARGES ARE SUBJECT TO CHANGE WITH A 30-DAY NOTICE.

4. ALL PRIVATE LINE ANCILLARY SERVICE CHARGES TO CITIES NOT LISTED ON EXHIBIT C WILL BE PRICED ON AN INDIVIDUAL CASE BASIS AND WILL BE SUBJECT TO THE TERMS AND CHARGES OF THE UNDERLYING CARRIER.

*All OC product cross-connects and interconnects will be provided based upon availability. OC interconnects shall have a minimum term of 12 months.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                          PRIVATE LINE EXHIBIT - PAGE 2

EXHIBIT C - ON-NET CITY LISTING

LOCATION                 LATA         ADDRESS/(NPA)NXX
--------                 ----         ----------------
Abilene, TX              550          1049 N. Third, #500,
                                      (915)675
Akron, OH                325          1 Cascade Plaza, Suite 1950,
                                      Main & Bowery, (216)535
Albuquerque, NM          664          200 Lomas Blvd., N.W.,
                                      13th Floor, (505)247
Amarillo, TX             546          Amarillo Petroleum Bldg.,
                                      203 W. 8th, Suite 607/608
                                      (806)373
Ann Arbor, MI            346          1615 Plymouth Rd, (313)994
Austin, TX               558          621 Pleasant Valley Road
                                      (512)389
Bakersfield, CA          734          1430 Truxton Ave., Suite 730
                                      (805)327
Baltimore, MD            238          1220 S. Howard (301)752
Battle Creek, MI         348          175 Main Street (616)962
Bay City, MI             344          100 E. Hart (517)667
Chicago, IL              358          Prudential Bldg., Suite 4001
                                      130 E. Randolph, (312)861
Cincinnati, OH           922          2300 Carew Tower, #4701
                                      441 Vine Street, (513)651
Cleveland, OH            320          R.F. Keith Bldg., Suite 2117
                                      1621 Euclid Ave., (216)771
Columbus, OH             324          Borden Bldg., Leval 2B
                                      180 E. Broad St., (614)469
Colorado Springs, CO     658          102 S. Tejon, # 780, (719)471
Corpus Christi, TX       564          606 N. Carancahua, Suite 816
                                      (512)882
Dallas, TX               552          2223 Houston Street, (214)969
Dallas, TX               552          Tower of the Americas, #380
                                      2323 Bryan, (214)954
Dayton, OH               328          1 Nat'l Bank Bldg., Ste. 2220
                                      130 W. Second, (513)461
Denver, CO               656          Bell Building, 931 14th Street,
                                      Suite 622, (303)572
Detroit, MI              340          1860 Gratio Avenue, (313)259
Detroit, MI              340          Book Bldg., Suite 2609
                                      1249 Washington (313)961
El Paso, TX              540          El Paso Natl Bank Bldg.
                                      201 E. Main, #1702, (915)533
Flint, MI                340          2001 S. Grand Traverse
                                      (313)767
Fresno Term, CA          728          Guarantee Savings, #1201
                                      B1171 Fulton Mall, (209)268
Fresno, CA               728          4605 E. Vine, (209)486
Ft. Worth, TX            552          WT Waggoner Bldg.,
                                      810 Houston,
                                      Suite 1705, (817)870
Grand Rapids, MI         348          209 Graham, S.W., (616)235
Harlingen, TX            568          513 E. Jackson, Matz Bldg.,
                                      (210)425
Houston, TX              560          293 N. Main Street, (713)224
Indianapolis, IN         336          Merchants Bank Bldg.,
                                      11 S. Meridian, #1798/1799
                                      (317)637
Jackson, MI              346          170 W. North Street,
                                      (517)783
Kalamazoo, MI            348          303 Mill Street, (616)385
Kansas City, MO          524          Bank of Kansas City, # 1704
                                      1125 Grand Ave., (816)283
Lansing, MI                           346
Las Vegas, NV            821          125 S. Las Vegas
                                      Suite 400, (702)388
Los Angeles, CA          730          One Wilshire, 624 S. Grand
                                      Suite 1615, (213)689
Lubbock, TX              544          1220 Broadway, Ste. 1901,
                                      (806)762
McAllen, TX              568          200 S. 10th Street, Ste. 704,
                                      (210)687
Midland, MI              344          1000 Jefferson, (517)631
Midland, TX              542          KMID-TV Studio, LaForce
                                      Blvd @ Air Terminal(915)561
New York, NY             132          60 Hudson St., Ste. 206
                                      (212)285
Newark, NJ               224          744 Broad Street, 3rd Floor
                                      (201)824
Oklahoma City, OK        536          Liberty Tower, Suite 3020,
                                      100 N. Broadway, (405)232
Philadelphia, PA         228          2401 Locust St., 2nd Floor
                                      (215)564
Phoenix, AZ              666          2600 N. Central, Suite 1702
                                      Phelps-Dodge Twr, (602)279
Pittsburgh, PA           234          Oliver Bldg., 535 Smithfield
                                      Suite 2650, (412)281
Pontiac, MI              344          324 S. Saginaw, (313)338
Royal Oak, MI                         3100 W. 14 Mile Road
                                      (313)435
Saginaw, MI              344          315 Meredith, (517)771
San Angelo, TX           961          36 E. Twohig, 15th Floor
                                      (915)653
San Antonio, TX          566          660 S. Santa Rosa, (210)225
San Francisco, CA        722          Metropolitan Life Bldg.
                                      Suite 3800C
                                      425 Market St., (415)543
Southbend, IN            332          211 West Washington St.
                                      19th Floor, (219)233
St. Louis, MO            520          900 Walnut, Suite 220
                                      (314)231
Sunnyvale, CA            722          111 Uranium, (408)739
Toledo, OH               326          319 Madison Ave., Suite 2901
                                      (419)242
Tucson, AZ               668          Arizona Bank Bldg., #1610
                                      33 N. Stone, (520)792
Tulsa, OK                538          3500 S. 26th West Ave.
                                      (918)584
Waco, TX                 556          100 S. 26th Street, (817)750
Washington, D.C.         236          1828 L Street, N.W., #260
                                      (202)833



                          PRIVATE LINE EXHIBIT - PAGE 3

EXHIBIT D - PRIVATE LINE PRICING


SERVICE TYPE                 MILES                        RATE/DS-0 V&H MILE
                                    RATES FOR ONE YEAR TERM
        DS-0                                                     I.C.B.

        DS-1                       1-200                         [***]
                                 201-500                         [***]
                               501-1,000                         [***]
                             1,001-2,000                         [***]
                             2,001+                              [***]

        DS-3                       1-200                         [***]
                                 201-500                         [***]
                               501-1,000                         [***]
                             1,001-2,000                         [***]
                             2,001+                              [***]

SERVICE TYPE                 MILES                        RATE/DS-0 V&H MILE
                                    RATES FOR THREE YEAR TERM
        DS-0                                                     I.C.B.

        DS-1                       1-200                         [***]
                                 201-500                         [***]

                               501-1,000                         [***]
                             1,001-2,000                         [***]
                             2,001+                              [***]

        DS-3                       1-200                         [***]
                                 201-500                         [***]
                               501-1,000                         [***]
                             1,001-2,000                         [***]
                             2,001+                              [***]

        Minimum Circuit Charges:      DS-0          [***]
                                      DS-1          [***]
                                      DS-3          [***]

NOTES:

1. ALL PRIVATE LINE SERVICE TO CITIES NOT LISTED ON EXHIBIT C WILL BE PRICED ON AN INDIVIDUAL CASE BASIS AND WILL BE SUBJECT TO THE TERMS OF THE UNDERLYING CARRIER.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                          Private Line Exhibit - Page 4

SECTION 2. UNIFORM SALES & USE TAX CERTIFICATION FORM

Issued to: IXC, 5000 Plaza on the Lake, Suite 200, Austin, Texas 78746

Certify that Universal Access, Inc. is a registered and/or identified with the below listed cities and/or states within which your firm would deliver purchases to us and that any such purchases are for wholesale, resale, ingredients or components of a new product to be resold, leased, rented or used in the normal course of our business. We are in the business of wholesaling, retailing, manufacturing, leasing, renting or providing non-taxable services or products.

Check applicable box: (___) Single Purchase Certificate (X) Blanket Certificate

Is engaged as a registered (where applicable): (___) Wholesaler (___) Lessor (X) Retailer (___) Manufacturer (___) Exempt Organization Use (___)
Other (Specify)_________________

Product or service rendered by Customer: Telecommunication Services

STATE          REGISTRATION OR I.D. NO.           STATE          REGISTRATION OR I.D. NO.
-----------------------------------------------------------------------------------------
IL             36-4186543                          __________    _______________
--             ----------
----------     ---------------                    -----          -----------------

----------     ---------------                    -----          -----------------

----------     ---------------                    -----          -----------------

----------     ---------------                    -----          -----------------

----------     ---------------                    -----          -----------------

----------     ---------------                    -----          -----------------

----------     ---------------                    -----          -----------------

----------     ---------------                    -----          -----------------

----------     ---------------                    -----          -----------------

I further certify that if any property so purchased tax free is used or consumed by the firm as to make it subject to a sales or use tax we will pay the tax due direct to the proper taxing authority when state law so provides or inform the seller for added tax billing. This certificate shall be part of each order which we may hereafter give to you, unless otherwise specified, and shall be valid until cancelled by us in writing or revoked by the city or state.

Exemption Claimed: (___) Resale (___) Federal Government (___) Exempt Organization (___) State & Local Government (___) Direct Payment Permit (___) Other (Specify) ??

I swear and affirm that the information on this form is true and correct as to every material matter.

/s/ PATRICK C. SHUTT                   President             10.28.97.
----------------------------------------------------------------------
Signature                                Title                  Date

TAXES ON TELECOMMUNICATIONS SERVICES

Please check one of the following:

        X Telecommunications services purchased from Supplier are for resale purposes in the normal course of our business (or are subject to other tax exemptions). These services are exempt from federal, state and local taxes.

                IF CHECKED, COMPLETE SECTION 1 & SECTION 2 BELOW FOR THE APPLICABLE STATES WHERE SERVICE IS PROVIDED.

        _____ Telecommunications services purchased from Supplier are not for resale purposes, but are purchased for our own use. These services are not subject to other exemptions.

                IF CHECKED, SIGN HERE:______________________________
                DATE:_______________

SECTION 1. CERTIFICATE OF EXEMPTION FROM FEDERAL EXCISE TAXES ON COMMUNICATIONS
           SERVICES AND FACILITIES
--------------------------------------------------------------------------------

The undersigned hereby certifies that the service furnished by Supplier is exempt from the Federal Excise Tax on Communications and Facilities imposed by Internal Revenue Code (IRC) Section 4251 because the undersigned is exempt under IRC Section 4253 for such reason as marked below (check one). The undersigned agrees to notify Supplier in writing when the claimed status no longer applies.

_____ A nonprofit hospital referred to in IRC Section 170(b)(1)(A)(ii) which is exempt from income tax under Section 501(a).

_____   A nonprofit educational organization described in IRC Section
        (170)(b)(1)(A)(ii) which is exempt from income tax under Section 501(a).

_____ A School which is operated as an activity of an organization described in IRC Section 501 (c)(3) which is exempt from income tax under Section 505(a), and operates as described in IRC Section 4253(j).

_____ The U.S. government, government of a State, political subdivision of a state of the District of Columbia.

_____ The American Red Cross or an international organization described in Internal Revenue Code Sections 7701(a)(18) and 4253(c).

_____   A news service company of the type referred to in Internal Revenue Code
        Section 4253(b).

_____ Diplomatic, consular or other officers of foreign governments temporarily residing in the United States who are nationals of the foreign country on a diplomatic mission.

_____ The service will be used exclusively in the rendering of a communications services upon which tax is imposed by IRC Section 4251. It is understood that no tax will be collected by Supplier on charges for said service and that it will be the responsibility of the undersigned to collect such tax as may be due from its customers.

_____ The service, which is defined in Section 4252(b)(2), is for use by a common carrier, telephone or telegraph company, or radio broadcasting station or network in the conduct of its business as such.

FOR THIS CERTIFICATE TO BE VALID YOU MUST CHECK ONE OF THE ABOVE BOXES, SIGN AND DATE THE CERTIFICATE AND PROVIDE AN EFFECTIVE DATE. ANY MODIFICATIONS TO THE ABOVE WILL RENDER THE CERTIFICATE NULL AND VOID.

THE EXEMPT STATUS OF THE UNDERSIGNED IS EFFECTIVE AS OF _____________.

Customer: Universal Access, Inc.    FEDERAL TAX I.D.36-4186543

I swear under penalty of fines, imprisonment, or both, together with cost of prosecution that the statement contained herein are true to the best of my knowledge.

/s/ PATRICK C. SHUTT                   President             10.27.97
----------------------------------------------------------------------
Signature                                Title                  Date